SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 5, 1997


                                 CRYOLIFE, INC.
               (Exact name of registrant as specified in charter)


                         Commission File Number 0-21104

         Florida                                       59-2417093
(State or other jurisdiction of              (IRS Employer Identification No.)
       incorporation)




     1655 Roberts Boulevard, N.W.
           Kennesaw, Georgia                                  30144
(Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number including area code  (770) 419-3355



  (Former name or former address, if changed since last report) Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On March 5, 1997, Ideas For Medicine, Inc., a Florida corporation ("IFM"), was merged with and into CryoLife Acquisition Corporation, a Florida corporation ("Newco") wholly-owned by CryoLife, Inc. (the "Company"), pursuant to an Agreement and Plan of Merger ("Merger Agreement"). IFM is a Florida-based medical device company specializing in the manufacture and distribution of single use cardiovascular and vascular products.

     In consideration of the merger and pursuant to the Merger Agreement, the former stockholders of IFM received an aggregate consideration of $9.5 million, consisting of $4,500,001 in cash and a convertible subordinated debenture in the principal amount of $4,999,999. Additional consideration in an aggregate amount of not more than $1.75 million in cash shall be payable to IFM stockholders upon the achievement of certain performance goals following the closing. The consideration given to acquire the business of IFM was determined as a result of arm's-length negotiations between unrelated parties.

     The description of the merger contained herein is qualified in its entirety by reference to the Agreement and Plan of Merger dated as of March 5, 1997 by and among the Company, Newco, IFM and the stockholders of IFM attached hereto as
Exhibit 2.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 20, 1997.

     (b) Pro Forma Financial Information.

     As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 20, 1997.

     (c) Exhibits.

Exhibit
Number                              Description
------                              ____________
2.1* Agreement and Plan of Merger dated as of March 5, 1997 among the Company, Ideas For Medicine, Inc. ("IFM") and Stockholders of IFM.


-----------------------


     * IN ACCORDANCE WITH ITEM 601(b)(2) OF REGULATION S-K, THE SCHEDULES HAVE BEEN OMITTED AND A LIST BRIEFLY DESCRIBING THE SCHEDULES IS CONTAINED AT THE END OF THE EXHIBIT. THE COMPANY WILL FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED SCHEDULE TO THE COMMISSION UPON REQUEST.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CRYOLIFE, INC.



Date:  March 19, 1997                        By: /s/    Edwin B. Cordell, Jr.
                                                  -----------------------------
                                                        Edwin B. Cordell, Jr.
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                                      Description
------                                      -----------
2.1* Agreement and Plan of Merger dated as of March 5, 1997 among the Company, Ideas For Medicine, Inc. ("IFM") and Stockholders of IFM.


------------------------

     * IN ACCORDANCE WITH ITEM 601(b)(2) OF REGULATION S-K, THE SCHEDULES HAVE BEEN OMITTED AND A LIST BRIEFLY DESCRIBING THE SCHEDULES IS CONTAINED AT THE END OF THE EXHIBIT. THE COMPANY WILL FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED SCHEDULE TO THE COMMISSION UPON REQUEST.